SEMI-ANNUAL REPORT
                                                               December 31, 1997

<PHOTO>

THE BRAMWELL GROWTH FUND
-------------------------------------
ELIZABETH R. BRAMWELL, CFA
President and Chief Investment Officer

                            THE BRAMWELL FUNDS, INC.
                                 1-800-BRAMCAP
                                (1-800-272-6227)


                            THE BRAMWELL GROWTH FUND

                                             SEMI-ANNUAL REPORT - DECEMBER 1997

745 Fifth Avenue
New York, New York 10151

DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS - QUARTER ENDED DECEMBER 31, 1997

THE BRAMWELL GROWTH FUND appreciated 33.7% for the 1997 calendar year, surpassing the 33.4% gain for the S&P 500 Stock Index. The Fund ended the quarter at $18.93 net asset value per share after payment of a $1.17382 per share dividend on December 8th. In the fourth quarter, the Fund appreciated 1.0% compared to 2.9% for the S&P Index, which had a higher weighting of large-cap growth stocks, but ahead of the Lipper Mid-Cap and Growth Funds Indices. For the past three years, the Fund's cumulative return was 99.9% resulting in a compound annual return of 26.0%, and since inception, August 1, 1994, through December 31, 1997, the cumulative return was 105.1% resulting in a compound average annual rate of return of 23.4%. Investment results compared to those of other indices were as follows:

COMPARATIVE INVESTMENT         DECEMBER Q    ONE        THREE       SINCE
RETURNS (12/31/97)                1997      YEAR      YEARS<F1>  INCEPTION<F2>
-------------------------------------------------------------------------------

THE BRAMWELL GROWTH FUND          1.0%      33.7%       26.0%        23.4%
Lipper Mid-Cap Funds Index <F3>  (4.8)      17.6        22.1         21.0
Lipper Growth Funds Index <F3>    0.7       28.1        25.9         22.7
S&P 500 Stock Index <F4>          2.9       33.4        31.1         27.2

                           8/1/94    12/31/94   12/31/95    12/31/96    12/31/97
                           ------    --------   --------    --------    --------
THE BRAMWELL GROWTH FUND   10,000    10,259     13,599      15,342      20,507
Lipper Mid-Cap Funds Index 10,000    10,532     14,016      16,301      19,162
Lipper Growth Funds Index  10,000    10,089     13,380      15,723      20,137
S&P 500 Stock Index        10,000    10,082     13,866      17,054      22,740

This chart assumes an initial investment of $10,000 made on 8/1/94 (inception). Returns shown for The Bramwell Growth Fund include the reinvestment of all dividends and are net of expenses. The annual expense ratio is capped at 1.75%. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

<F1> Compound average annual return. <F2> Compound average annual return since inception 8/1/94. <F3> The Lipper Mid-Cap Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper Growth Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Funds in the Lipper Mid-Cap Funds and Lipper Growth Funds Indices are equal weighted and returns include the reinvestment of all dividends and are net of expenses. <F4> The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

COMMENTARY

The macroeconomic investment environment for equities was mixed in the December quarter. Favorable factors were low inflation and interest rates, a moderately growing domestic economy, continuing job expansion, and a declining federal deficit. However, by late October, currency devaluations in Asia began to raise concerns about credit risks and changing trade patterns and restrained overall gains.

Large capitalization growth stocks led the fourth quarter. Pharmaceutical and financial, transaction, and computer service companies were particularly strong. On the other hand, profit taking in oil service and computer hardware companies, which had contributed especially strong gains earlier in the year, reduced returns. Walgreen's, Computer Sciences, Illinois Tool Works, Pfizer, and Northern Trust, were some of the stocks that contributed significant value to our Fund in the fourth quarter.

We estimate that the 1998 earnings growth rate for the Fund's portfolio is 22%, and that at the end of calendar 1997, the portfolio was selling at 21 times earnings, or somewhat less than one times 1998 projected growth. This compares favorably to estimated 5-7% earnings growth for the S&P 500 Index at the same P/E multiple. Over time, we expect stock prices to move with profit growth. But, when growth becomes more scarce and interest and inflation rates are flat to declining, price/earnings multiple expansion is likely to occur as well, giving an added boost to investment returns.

OUTLOOK

We look for 2% Gross Domestic Product growth in 1998 and very modest inflation of 1-2% given a strong dollar and cheaper imports, increased capacity, deregulation, and technology-driven productivity gains. We look for interest rates to be flat to declining given their historically large spread to inflation and various foreign interest rates, as well as a potential federal surplus as the economy grows and tax revenues rise as the result of higher profits and employment. Lower mortgage rates, in particular, should free income for other purposes and drive the economy forward.

Despite slowing export sales as the result of financial turbulence in Asia and slower global growth, nevertheless, we believe that many companies are growing substantially faster than the S&P 500 Index and at more favorable multiples to growth making them attractive investments for our Fund. Our focus is on companies with innovative new products and services, beneficiaries of lower interest rates, and effective users of technology. Advances in medicine, communications and computing create their own demand and even create whole new business opportunities, e.g., witness the impact of universal access to the Internet. The strong dollar and access to capital enhances opportunities for longer-term corporate investment abroad and encourages greater free market allocation of financial resources in emerging markets. Generally flat to lower interest rates should favor expanding equity valuations. We expect this relationship to reassert itself as the Asian financial crisis slowly resolves. We look to volatility and uncertainty in the market as an opportunity to acquire positions at more favorable prices than would otherwise be the case so that when the market resumes its upward course, the portfolio is positioned to benefit. We continue to believe that global expansion and a rising standard of living are the dominant long-term trends. Only the speed of change may vary.

FUND INVESTMENT

The minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minor account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile, as demonstrated in the last six months, and investors are encouraged to invest over time to smooth the effects of volatility. An Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request to facilitate regular investment.

The Fund's net asset value is available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information.

                                        Sincerely,

                                        /s/ Elizabeth R. Bramwell, CFA

                                        Elizabeth R. Bramwell, CFA
                                        President and Chief Investment Officer

January 20, 1998

The outlook and opinions expressed above represent the views of the investment adviser as of January 20, 1998, and are subject to change as market and economic events unfold.

                            TOP TEN INDUSTRY SECTORS
                               DECEMBER 31, 1997
        ----------------------------------------------------------------
        Financial Services      15.8%      Temporary Help          6.8%
        Information Processing  15.6       Energy                  5.8
        Industrial Products      9.8       Insurance               3.2
        Retailing                9.5       Home/Office Furniture   2.8
        Healthcare               7.4       Entertainment/Leisure   2.1

                            TOP TEN EQUITY HOLDINGS
                               DECEMBER 31, 1997
        ---------------------------------------------------------------
        Computer Sciences        3.6%      General Electric        2.2%
        Walgreen                 3.4       Home Depot              2.2
        Illinois Tool Works      2.8       Washington Mutual       2.1
        Dell Computer            2.8       Allstate                2.1
        Robert Half              2.8       Kohl's                  2.1


THE BRAMWELL GROWTH FUND

                       PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997 (UNAUDITED)

                                                      SHARES          VALUE
                                                      ------          -----
COMMON STOCKS -  89.82%

APPAREL - 0.56%
Cutter & Buck, Inc.*                                  45,000    $   838,125

AUTOMOTIVE & HEAVY
EQUIPMENT - 1.14%
Hayes Lemmerz International, Inc.*                    10,000        280,000
Lear Corporation*                                     30,000      1,425,000
                                                                 ----------
                                                                  1,705,000

CHEMICALS - 1.23%
OM Group, Inc.                                        50,000      1,831,250

COMMUNICATIONS  - 2.08%
Lucent Technologies, Inc.                             20,000      1,597,500
WorldCom, Inc.*                                       50,000      1,512,500
                                                                 ----------
                                                                  3,110,000

ELECTRONICS - 0.35%
Kent Electronics Corporation*                         20,500        515,063

ENERGY - 5.79%
Camco International, Inc.                             30,000      1,910,625
Diamond Offshore Drilling, Inc.                       45,000      2,165,625
Global Marine, Inc.*                                  30,000        735,000
R&B Falcon Corporation*                               35,000      1,227,187
Rowan Companies, Inc.*                                25,000        762,500
Schlumberger Ltd.                                     23,000      1,851,500
                                                                 ----------
                                                                  8,652,437
ENTERTAINMENT &
LEISURE TIME - 2.09%
Cinar Films, Inc., Class B*                           30,000      1,166,250
Regal Cinemas, Inc.*                                  70,250      1,958,219
                                                                 ----------
                                                                  3,124,469
FINANCIAL SERVICES - 15.76%
American Express                                      20,000      1,785,000
Charles Schwab Corporation (The)                      52,500      2,201,719
First Union Corporation                               40,000      2,050,000
LaSalle Partners, Inc.*                               20,600        733,875
Merrill Lynch & Co., Inc.                             40,000      2,917,500
NationsBank Corporation                               35,000      2,128,437

                                                      SHARES          VALUE
                                                     -------         ------
FINANCIAL SERVICES - 15.76% (CONT'D.)
Northern Trust Company                                40,000   $  2,790,000
Norwest Corporation                                   50,000      1,931,250
Star Banc Corporation                                 12,000        688,500
TCF Financial Corporation                             56,000      1,900,500
Travelers Group, Inc.                                 10,000        538,750
Washington Mutual, Inc.                               50,000      3,190,625
Zions Bancorporation                                  15,000        680,625
                                                                 ----------
                                                                 23,536,781
FOOD & BEVERAGE  - 1.91%
CPC International, Inc.                               15,000      1,616,250
Hershey Foods Corporation                             20,000      1,238,750
                                                                 ----------
                                                                  2,855,000
HEALTHCARE  - 7.37%
Alkermes, Inc.*                                       15,000        298,125
Biacore International AB - ADS*                       25,000        215,625
BioChem Pharmaceuticals, Inc. - ADR*                  15,000        313,125
Cardinal Health, Inc.                                 10,000        751,250
Closure Medical Corporation*                          10,000        258,750
Elan Corporation, PLC*                                33,000      1,689,188
Eli Lilly & Company                                   23,000      1,601,375
Focal, Inc.*                                          25,000        265,625
Johnson & Johnson                                     15,000        988,125
Merck & Company, Inc.                                 10,000      1,062,500
Pfizer, Inc.                                          35,000      2,609,688
Quintiles Transnational Corporation*                  25,000        956,250
                                                                 ----------
                                                                 11,009,626
HOME & OFFICE FURNITURE  - 2.79%
HON Industries, Inc.                                  17,000      1,003,000
Herman Miller, Inc.                                   20,000      1,091,250
Knoll, Inc.*                                          10,000        321,250
Leggett & Platt, Inc.                                 42,000      1,758,750
                                                                 ----------
                                                                  4,174,250
HOUSEHOLD PRODUCTS  - 1.97%
Colgate-Palmolive Company                             40,000      2,940,000

INDUSTRIAL PRODUCTS - 9.75%
Emerson Electric Company                              50,800      2,867,025
General Electric Company                              45,000      3,301,875
Illinois Tool Works, Inc.                             70,000      4,208,750
Mineral Technologies, Inc.                            40,000      1,817,500

                                                      SHARES          VALUE
                                                     -------         ------

    PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997 (UNAUDITED) (continued)

COMMON STOCKS -  89.82% (CONT'D.)

INDUSTRIAL PRODUCTS - 9.75% (CONT'D.)
Molex Inc., Class A                                   71,385   $  2,052,319
ThermoQuest Corporation*                              17,000        308,125
                                                                 ----------
                                                                 14,555,594
INFORMATION PROCESSING:
OFFICE EQUIPMENT - 7.98%
Compaq Computer Corporation                           50,500      2,850,094
Dell Computer Corporation*                            50,000      4,200,000
EMC Corporation*                                     105,000      2,880,937
International Business Machines
 Corporation                                          19,000      1,986,687
                                                                 ----------
                                                                 11,917,718
INFORMATION PROCESSING:
SERVICES - 6.03%
Automatic Data Processing, Inc.                       30,000      1,841,250
Computer Sciences Corporation*                        65,029      5,429,921
DST Systems, Inc.*                                    20,000        853,750
Paychex, Inc.                                         17,500        885,938
                                                                 ----------
                                                                  9,010,859
INFORMATION PROCESSING:
SOFTWARE - 1.56%
Microsoft Corporation*                                18,000      2,326,500

INSURANCE - 3.22%
Allstate Corporation                                  35,000      3,180,625
American International Group, Inc.                    15,000      1,631,250
                                                                 ----------
                                                                  4,811,875
PACKAGING - 1.03%
Sealed Air Corporation*                               25,000      1,543,750

RETAILING - 9.52%
Amazon.com, Inc.*                                      7,000        421,750
CVS Corporation                                       10,000        640,625
Home Depot, Inc. (The)                                55,500      3,267,563
Kohl's Corporation*                                   45,000      3,065,625
Tiffany & Co.                                         35,800      1,291,037
Walgreen Company                                     160,000      5,020,000
Whole Foods Market, Inc.*                             10,000        511,250
                                                                 ----------
                                                                 14,217,850

                                                      SHARES          VALUE
                                                     -------         ------
TEMPORARY HELP  - 6.84%
Interim Services, Inc.*                              100,000 $    2,587,500
Labor Ready, Inc.*                                    44,000        847,000
On Assignment, Inc.*                                  97,500      2,583,750
Robert Half International, Inc.*                     105,000      4,200,000
                                                                 ----------
                                                                 10,218,250
TRANSPORTATION - 0.85%
Kansas City Southern Industries, Inc.                 40,000      1,270,000

TOTAL COMMON STOCKS
(Cost $83,019,293)                                              134,164,397
                                                                -----------
                                                   PRINCIPAL
                                                    AMOUNT
                                                    ------
VARIABLE RATE
DEMAND NOTES - 10.69%

General Mills, Inc.                               $4,018,000      4,018,000
Johnson Controls, Inc.                             3,609,000      3,609,000
Pitney Bowes Credit Corp.                          3,905,000      3,905,000
Sara Lee Corp.                                       299,300        299,300
Warner Lambert Company                             2,434,700      2,434,700
Wisconsin Electric Power Corp.                     1,700,000      1,700,000
                                                                 ----------

TOTAL VARIABLE RATE DEMAND NOTES
(Cost $15,966,000)                                               15,966,000
                                                                 ----------

TOTAL INVESTMENTS - 100.51%
(Cost $98,985,293)                                              150,130,397

LIABILITIES LESS
    CASH AND OTHER ASSETS  - (0.51)%                              (764,955)
                                                                 ----------
NET ASSETS - 100.00%
(7,891,049 shares outstanding)                                 $149,365,442
                                                               ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                           $18.93
                                                                     ======

*Non-income producing security
See notes to financial statements.


THE BRAMWELL GROWTH FUND
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                   December 31, 1997 (Unaudited)

ASSETS:
Investments at value (cost $98,985,293)                        $150,130,397
Receivable for investments sold                                     358,542
Dividends and interest receivable                                   148,594
Organizational costs, net of accumulated
   amortization                                                      61,872
Prepaids and other assets                                            26,815
                                                               ------------
Total Assets                                                    150,726,220
                                                               ------------

LIABILITIES:
Payable for securities purchased                                  1,092,425
Accrued investment advisory fee                                     123,014
Accrued expenses                                                    114,585
Accrued distribution fees                                            30,754
                                                               ------------
Total Liabilities                                                 1,360,778
                                                               ------------
NET ASSETS                                                     $149,365,442
                                                               ============

NET ASSETS CONSIST OF:
Capital stock                                                 $  93,219,653
Undistributed net realized gain on investments                    5,000,685
Net unrealized appreciation on investments                       51,145,104
                                                               ------------
NET ASSETS                                                     $149,365,442
                                                               ============

CAPITAL STOCK, $.0001 par value
Authorized                                                      500,000,000
Issued and outstanding                                            7,891,049
NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                                         $18.93
                                                                     ======

                       See notes to financial statements.


                                                        STATEMENT OF OPERATIONS
                          For the Six Months Ended December 31, 1997 (Unaudited)

INVESTMENT INCOME:
Dividends                                                     $     517,148
Interest                                                            152,544
                                                               ------------
Total Investment Income                                             669,692
                                                               ------------

EXPENSES:
Investment advisory fees                                            707,654
Distribution fees                                                   176,914
Shareholder servicing fees                                          105,583
Fund administration and accounting fees                              86,335
Reports to shareholders                                              29,257
Professional fees                                                    24,546
Custody fees                                                         19,622
State registration fees                                              19,417
Amortization of organizational costs                                 16,969
Directors' fees                                                      14,599
Other                                                                13,300
                                                               ------------
Net Expenses                                                      1,214,196
                                                               ------------
NET INVESTMENT LOSS                                               (544,504)
                                                               ------------

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                  8,006,403
Change in unrealized appreciation on investments                 10,904,248
                                                               ------------

Net Gain on Investments                                          18,910,651
                                                               ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                       $18,366,147
                                                                ===========

                       See notes to financial statements.


THE BRAMWELL GROWTH FUND
                                            STATEMENTS OF CHANGES IN NET ASSETS

                                              For the
                                             Six Months
                                               Ended                Year
                                           Dec. 31, 1997           Ended
                                            (Unaudited)        June 30, 1997
                                           -------------       -------------
OPERATIONS:
Net investment loss                      $     (544,504)     $   (1,084,467)
Net realized gain on
   investments                                 8,006,403           8,927,153
Change in unrealized
   appreciation on
   investments                                10,904,248          16,818,118
                                            ------------        ------------
Net increase in net assets
   resulting from
   operations                                 18,366,147          24,660,804
                                            ------------        ------------

CAPITAL SHARE
TRANSACTIONS                                  13,720,735        (37,872,592)
                                             -----------        ------------

DIVIDENDS PAID FROM:
Net realized gains                           (8,645,491)         (2,319,077)
                                            ------------        ------------

TOTAL INCREASE
(DECREASE) IN
NET ASSETS                                    23,441,391        (15,530,865)
NET ASSETS:
Beginning of period                          125,924,051         141,454,916
                                            ------------        ------------
END OF PERIOD                               $149,365,442        $125,924,051
                                            ============        ============

See notes to financial statements.


THE BRAMWELL GROWTH FUND
                                                           FINANCIAL HIGHLIGHTS

                           For the                                For the Period
                          Six Months                                August 1,
                            Ended          Year         Year        1994<F1>
Selected Per-           Dec. 31, 1997     Ended         Ended           to
   Share Data<F2>        (Unaudited)  June 30, 1997 June 30, 1996  June 30, 1995
                         ----------------------------------------  -------------

NET ASSET VALUE,
   BEGINNING OF PERIOD       $17.53         $14.60       $12.30         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss          (0.07)         (0.15)       (0.08)         --<F3>

Net realized and unrealized
   gains on securities         2.64           3.35         2.42           2.31
                            -------         ------       ------         ------

TOTAL FROM
   INVESTMENT OPERATIONS       2.57           3.20         2.34           2.31

LESS DISTRIBUTIONS:
Distributions from
   capital gains             (1.17)         (0.27)       (0.04)         (0.01)
                            -------         ------       ------         ------

NET ASSET VALUE,
   END OF PERIOD             $18.93         $17.53       $14.60         $12.30
                             ======         ======       ======         ======

TOTAL RETURN                 14.5%<F4>       22.2%        19.0%      23.1%<F4>

SUPPLEMENTAL DATA AND RATIOS:
Net assets,
   end of period       $149,365,442   $125,924,051 $141,454,916    $62,241,343
Ratio of expenses to
   average net
   assets<F5><F6>             1.72%          1.75%        1.75%          1.75%
Ratio of net investment
   loss to average
   net assets<F5><F6>       (0.77)%        (0.85)%      (0.66)%        (0.11)%

Portfolio turnover rate         26%            82%         118%            80%
Average commission rate
   paid on portfolio
   investment
   transactions<F7>        $0.0600        $0.0600      $0.0600            N/A

<F1> Commencement of operations
<F2> Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
<F3> Less than $(0.01)
<F4> Not annualized
<F5> Net of reimbursements and waivers. Absent reimbursements and waivers of expenses by adviser, except for the six months ended December 31, 1997 where there were no reimbursements or waivers, the ratios of expenses and net investment loss to average net assets for the years ended June 30, 1997 and June 30, 1996 and the period August 1, 1994 to June 30, 1995, would be 1.77% and (0.87)%; and 1.79% and (0.70)%; and 2.68% and (1.04)%,
     respectively.
<F6> Annualized
<F7> Disclosure required, effective for reporting periods beginning after
     September 1, 1995.

                       See notes to financial statements.


THE BRAMWELL GROWTH FUND
                                      NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                                               December 31, 1997

1. ORGANIZATION
The Bramwell Funds, Inc. (the "Company") was incorporated on June 3, 1994 and is registered as an open-end, management investment company organized as a series fund under the Investment Company Act of 1940 (the "1940 Act"). The Bramwell Growth Fund (the "Fund"), which commenced operations on August 1, 1994, is a separate diversified portfolio of the Company. Bramwell Capital Management, Inc. ("BramCap") is the Fund's investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.
a) Investment Valuation - A security listed or traded on a recognized stock exchange or quoted on Nasdaq is valued at its last sale price prior to the time when assets are valued. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Board of Directors. Whenever a furnished price is significantly different from the previous day's furnished price, BramCap will review to determine that the price is appropriate. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Variable rate demand notes are valued at cost which approximates market value. These notes are unsecured and could present credit risk to the extent the issuer defaults on its payment obligation. The creditworthiness of the issuer is monitored and these notes have been determined to present minimal credit risk by BramCap. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.
b) Federal Income Taxes - The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.
c) Distributions to Shareholders - Dividends from net investment income are declared and paid annually in December. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations, which may differ from generally accepted accounting principles.
d) Organizational Costs - The costs incurred in connection with the organization, initial registration and public offering of shares of the Fund aggregated $153,472. These costs are being amortized over the period of benefit, reflecting anticipated future asset levels of the Fund, but not to exceed 60 months from the Fund's commencement of operations.
e) Other - Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sale proceeds.
Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund for the six months ended December 31, 1997 and the year ended June 30, 1997, were as follows:

                                              December 31, 1997
                                              -----------------
                                          Shares             Dollars
                                          ------             -------
Shares sold                              1,120,925         $21,585,811
Dividends reinvested                       422,350           8,180,907
Shares redeemed                           (837,369)        (16,045,983)
                                         ---------         -----------
                                           705,906         $13,720,735
                                         =========          ==========

                                                June 30, 1997
                                                -------------
                                          Shares             Dollars
                                          ------             -------
Shares sold                              2,379,335         $35,774,589
Dividends reinvested                       130,340           1,982,469
Shares redeemed                        (5,016,000)        (75,629,650)
                                       -----------        ------------
                                       (2,506,325)       $(37,872,592)
                                       ===========        ============

4. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments for the Fund, for the six months ended December 31, 1997 were $35,010,307 and $43,153,138, respectively. There were no purchases or sales of long-term U.S. government securities. At December 31, 1997, based on aggregate cost for federal income tax purposes of $98,986,592, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                                     $51,897,916
Depreciation                                       (754,111)
                                                 -----------
Net appreciation on investments                  $51,143,805
                                                 ===========

5. INVESTMENT ADVISORY AGREEMENT
The Fund has an agreement with BramCap, with whom certain officers and a director of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay BramCap a monthly fee at the annual rate of 1.00% on average daily net assets. The Fund's investment adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of the Fund's average net assets until June 30, 1999.
After such date, the expense limitation may be terminated or revised at any time.

6. DISTRIBUTION PLAN
The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets.

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                            THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                                745 Fifth Avenue
                            New York, New York 10151
                                 1-800-BRAMCAP
                                (1-800-272-6227)

                               BOARD OF DIRECTORS
--------------------------------------------------------------------------------
ELIZABETH R. BRAMWELL, CFA
President, Chief Investment and Financial Officer
The Bramwell Funds, Inc.
J. SINCLAIR ARMSTRONG
Director & Secretary
The Reed Foundation, Inc.
Retired Partner
Whitman, Breed, Abbott & Morgan
Former Commissioner & Chairman
Securities & Exchange Commission
ISABEL H. BENHAM
Director, Board of Trustees
John W. Barringer III National Railroad Library
GEORGE F. KEANE
Chairman
Trigen Energy Corp.
President Emeritus
The Common Fund, Inc.
JAMES C. SARGENT
Counsel
Opton, Handler, Gottlieb, Feiler & Katz
Former Commissioner
Securities & Exchange Commission
MARTHA R. SEGER, PH.D.
Chairman
Martha Seger & Associates
Former Governor
Federal Reserve Board

                                    OFFICERS
--------------------------------------------------------------------------------
                           ELIZABETH R. BRAMWELL, CFA
               President, Chief Investment and Financial Officer
                                MARY F. MCCOLLUM
                            Secretary and Treasurer
                              MARGARET A. BANCROFT
                              Assistant Secretary
                               INVESTMENT ADVISER
                       Bramwell Capital Management, Inc.
                                 ADMINISTRATOR
                         Sunstone Financial Group, Inc.
                                    COUNSEL
                             Dechert Price & Rhoads
                             INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                            Coopers & Lybrand L.L.P.
                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             Firstar Trust Company
--------------------------------------------------------------------------------
This financial statement is submitted for the general information of the shareholders of The Bramwell Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.